INVESTORS: Kenneth A. Czaja, CFO
                                                                    925.941.6260
                                                           MEDIA: Kelly Sullivan
                                                                    212.515.1908

                    BRITESMILE REPORTS THIRD QUARTER RESULTS


WALNUT CREEK, CA - November 8, 2004 - BriteSmile, Inc. (NasdaqSC: BSML), a leading international provider of state-of-the-art teeth-whitening systems, today released results for the quarter ended September 25, 2004.

Total revenues increased by $0.5 million, or 4%, to $11.9 million for the third quarter ended September 25, 2004, from $11.4 million in the third quarter of 2003.

The net loss was $(2.5) million or $(0.24) per share in the third quarter compared with $(4.8) million or $(0.70) per share in 2003 (both per share numbers reflect the 5:2 stock split which was effective January 30, 2004).

Earnings before interest, tax, depreciation, and amortization (EBITDA) was $0.2 million in the third quarter 2004, excluding a $0.75 million non-cash charge to BriteSmile's income statement required under accounting rules for certain consulting work initiated and paid for by a principal stockholder, a related party. This compares to an EBITDA of $(2.8) million in the third quarter of last year. EBITDA is a Non-GAAP financial measure. More information regarding this Non-GAAP financial measure, and a reconciliation of EBITDA to net loss, the most directly comparable GAAP measure, is provided below.

Other key financial highlights for the third quarter were:

|X| Center whitening fees of $4.3 million were 6% lower than last year, primarily because of recent consumer market conditions.

|X|  Associated Center whitening fees of $5.6 million were 5% higher than 2003.

|X| Product sales of $1.9 million were 31% higher than last year, primarily due to sales of the BriteSmile-to-Go(TM) (BTG) take-home whitening pen which was launched in the third quarter of 2003.

"We continue to be pleased by our positive cash earnings in the third quarter, and in the achievement of our revenue guidance for the quarter," said Anthony Pilaro, Chairman and acting CEO. "We also look forward to opening our new spas, starting in the fourth quarter of this year. The Woodfield, Illinois spa outside Chicago is planned to open by the end of November, while the previously announced Shorthills, New Jersey project has been canceled due to zoning issues. Additionally, we are pleased to announce that we have recently signed leases to open 2 more spas by the beginning of the second quarter of 2005: on Madison Avenue in New York City, and on Union Square in San Francisco".

"However", continued Mr. Pilaro, " we experienced a decline in revenues in October which we believe is attributable to a temporary softening in overall retail consumer demand".

With respect to forward guidance, fourth quarter revenues are anticipated to decline both on a sequential and year-over-year basis, due to the demand softness experienced in the first part of the quarter, as well as significant initial shipments of BriteSmile-To-Go in the fourth quarter of last year.


                                      # # #

BriteSmile has developed and manufactures the most advanced teeth whitening technology available, as well as manages state-of-the-art BriteSmile Professional Teeth Whitening Centers. BriteSmile Centers are currently operating in Beverly Hills, Irvine, Palo Alto, Walnut Creek and La Jolla, CA; Houston, TX; Denver, CO; Boston, MA; Boca Raton, FL; Atlanta, GA; New York, NY; Chicago, IL; and, Phoenix, AZ. In addition to BriteSmile Centers, the Company has established more than 5,000 Associated Centers. Of the BriteSmile Associated Centers, more than 2000 are located outside of the United States, in more than 75 countries. For more information about BriteSmile's procedure, call 1-800-BRITESMILE or visit the Company's Website at www.britesmile.com .

                                      # # #

This release, other than historical information, consists of forward-looking statements that involve risks and uncertainties such as the Company's ability to continue past revenue and EBITDA growth, its ability to establish Associated Centers and Professional Teeth Whitening Centers, the ability of those Centers to attract clients, the development and introduction of new products, acceptance of those new products in the marketplace, development of new strategic and marketing relationships in the United States and internationally, and the Company's continued ability to secure financing to support its expansion. Readers are referred to the documents filed by BriteSmile with the Securities and Exchange Commission, specifically the Company's most recent reports on Forms 10-K and 10-Q, that identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. BriteSmile and its affiliates disclaim any intent or obligation to update these forward-looking statements.

Non-GAAP Financial Information

BriteSmile provides non-GAAP EBITDA or earnings before interest, taxes, depreciation and amortization, as additional information for its operating results. These measures are not in accordance with, or an alternative for, financial measures calculated in accordance with generally accepted accounting principles, including net income or loss, the most directly comparable GAAP measure, and may be different from non-GAAP measures used by other companies. BriteSmile's management believes these non-GAAP measures are useful to investors because of the significant amount of non-cash depreciation and amortization incurred by the Company in its operating results ($1.7 million in the third quarter of both 2004 and 2003), and the identified Q3 2004 adjustment of $0.75 million for consulting services would not have been incurred by the Company if not paid for by the related party. Investors are cautioned that the items excluded from EBITDA are significant components in understanding and assessing BriteSmile's financial performance.





                                BRITESMILE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
                       ($ in thousands, except share data)

                                                       13 Weeks Ended      13 Weeks Ended        39 Weeks            39 Weeks
                                                        September 25,      September 27,           Ended              Ended
                                                            2004                2003           September 25,      September 27,
                                                                                                   2004                2003
                                                       ----------------    ----------------   ----------------    -----------------
REVENUES:
    Center whitening fees, net.........................$          4,346    $          4,616   $         13,590    $         11,985
    Associated Center whitening fees, net..............           5,646               5,387             16,608              15,937
    Product sales......................................           1,884               1,434              6,179               3,470
                                                       ----------------    ----------------   ----------------    -----------------

       Total revenues, net.............................          11,876              11,437             36,377              31,392
                                                       ----------------    ----------------   ----------------    -----------------

OPERATING COSTS AND EXPENSES:
    Operating and occupancy costs......................           4,491               5,013             12,665              12,849
    Selling, general and administrative expenses.......           7,099               8,779             21,355              21,961
    Research and development expenses..................             110                 403                425                 772
                                                       ----------------    ----------------   ----------------    -----------------

       Operating income (loss) before depreciation and
       amortization (EBITDA) excluding related party,               176              (2,758)             1,932              (4,190)
       non-cash charge.................................
                                                       ----------------    ----------------   ----------------    -----------------

    Related party, non-cash charge.....................             746                 ---                746                 ---
    Depreciation and amortization......................           1,692               1,688              5,042               4,883
                                                       ----------------    ----------------   ----------------    -----------------

          Loss from operations.........................          (2,262)             (4,446)            (3,856)             (9,073)
                                                       ----------------    ----------------   ----------------    -----------------

OTHER INCOME (EXPENSE), net............................            (214)               (331)              (534)               (670)
                                                       ----------------    ----------------   ----------------    -----------------

          Loss before income tax provision.............          (2,476)             (4,777)            (4,390)             (9,743)

INCOME TAX.............................................              32                 ---                 89                   4
                                                       ----------------    ----------------   ----------------    -----------------

          Net loss ....................................$         (2,508)   $         (4,777)  $         (4,479)   $         (9,747)

BASIC AND DILUTED NET LOSS PER SHARE...................$          (0.24)   $          (0.70)  $          (0.44)   $          (1.54)

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED.............     10,329,190           6,796,368         10,275,854           6,342,383















       Reconciliation of Non-GAAP financial measures - EBITDA to Net Loss
                                   (unaudited)
                                ($ in thousands)

                                                      13 Weeks Ended      13 Weeks Ended         39 Weeks            39 Weeks
                                                       September 25,      September 27,           Ended               Ended
                                                           2004                2003           September 25,       September 27,
                                                                                                   2004                2003
                                                      ----------------    -----------------   -----------------   -----------------
Net loss............................................. $         (2,508)   $         (4,777)   $         (4,479)   $         (9,747)
Add back:  Interest expense, net                                   214                 331                 534                 670
Add back:  Income tax expense........................               32                   -                  89                   4
Add back:  Depreciation and amortization.............            1,692               1,688               5,042               4,883
                                                      ----------------    -----------------   -----------------   -----------------
   EBITDA............................................             (570)             (2,758)              1,186              (4,190)
  Add back:  Related party, non-cash charge                        746                  -                  746                   -
                                                      ----------------    -----------------   -----------------   -----------------
      EBITDA excluding related party, non-cash charge $            176    $         (2,758)   $          1,932    $         (4,190)

                                BRITESMILE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                       ($ in thousands, except share data)

                                                                              September 25, 2004        December 27, 2003
                                                                           -----------------------     ---------------------

                                                           ASSETS
CURRENT ASSETS:
    Cash and cash equivalents........................................      $       8,274               $       5,884
    Trade accounts receivable, net of allowances of $391 and $467,
    respectively.....................................................              2,342                       3,554
    Inventories......................................................              2,028                       1,746
    Prepaid expenses and other.......................................                456                         569
                                                                           -----------------------     ---------------------

                Total current assets.................................             13,100                      11,753
                                                                           -----------------------     ---------------------

PROPERTY AND EQUIPMENT, net..........................................             13,352                      16,523

OTHER ASSETS.........................................................              3,925                       3,620

INTANGIBLES, net.....................................................              5,631                       6,120
                                                                           -----------------------     ---------------------

TOTAL ASSETS.........................................................      $      36,008               $      38,016
                                                                           =======================     =====================

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable.................................................      $       4,430               $       7,173
    Accrued liabilities .............................................              6,385                       6,884
    Deferred revenue ................................................                740                         597
    Current portion of long-term debt and capital lease obligations..              3,655                       3,800
                                                                           -----------------------     ---------------------

              Total current liabilities..............................             15,210                      18,454
                                                                           -----------------------     ---------------------
                                                                           -----------------------     ---------------------

LONG TERM LIABILITIES:
    Long-term debt and capital lease obligations.....................              3,626                       5,294
    Other long-term liabilities......................................              1,435                       1,644
                                                                           -----------------------     ---------------------
                                                                           -----------------------     ---------------------

                    Total long-term liabilities......................              5,061                       6,938
                                                                           -----------------------     ---------------------
                                                                           -----------------------     ---------------------

              Total liabilities......................................             20,271                      25,392
                                                                           -----------------------     ---------------------
                                                                           -----------------------     ---------------------

SHAREHOLDERS' EQUITY:
    Common stock, $.001 par value; 50,000,000 shares authorized;
    10,332,899 and 9,525,265 shares issued and outstanding, respectively              38                          38
    Additional paid-in capital.......................................            170,413                     162,823
    Accumulated deficit..............................................           (154,714)                   (150,237)
                                                                           -----------------------     ---------------------
                                                                           -----------------------     ---------------------

              Total shareholders' equity ............................             15,737                      12,624
                                                                           -----------------------     ---------------------
                                                                           -----------------------     ---------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY...........................      $      36,008               $      38,016
                                                                           =======================     =====================